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                                                                    EXHIBIT 10.4



                             GRIFFITH LABORATORIES

                       EVA INCENTIVE COMPENSATION PROGRAM

                               AUGUST 26, 1993


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                    EVA INCENTIVE COMPENSATION FRAMEWORK



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                 DESCRIPTION OF THE EVA - BASED INCENTIVE PLAN

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The objectives underlying the EVA incentive compensation program are to more closely link incentive awards to the economic performance of the firm, and to promote a culture of ownership among the company's managers. This involves sharing some of the company's business risk with stockholders, but also provides access to the upside potential associated with outstanding financial performance. Accordingly, the program rewards enduring improvements in the ability of the company to generate cash over the long-term.

Incentives are focused on the generation of improved Economic Value Added which, in turn, results from:

     1. Enhanced business efficiencies;
     2. Profitable Growth; and
     3. Strategic Downsizing.

Each participant's bonus award will be based on a multiple of his/her target bonus. For example, if the target bonus is 25% of salary, the bonus multiple earned must be equal to 1.0 to generate a target bonus; a multiple of 1.0 occurs when the actual EVA is equal to the target EVA for that year. Underperformance results in a multiple of less than 1.00; likewise, particularly strong performance generates a multiple greater than 1.00.

A portion of bonus awards above a predetermined threshold flow through a "bonus bank." If the bank balance at the beginning of the year is zero or positive this threshold is 2.0 times the target award. Awards up to 2.0 times target plus 1/3 of any excess will be immediately paid out. The remaining 2/3 of any excess above 2.0 flows into the bank. One-third of the beginning bank balance is also paid out. When the beginning bank balance is negative the threshold equals target. Awards up to 1.0 times target plus 1/3 of any excess will be paid out currently. The remaining 2/3 of any excess greater than 1.0 flows into the bank. In this manner the bank is used to amortize the beginning negative balance while also allowing a current award of target plus 1/3 of excess over target to be paid even while the bank balance remains negative.

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                      EVA INCENTIVE COMPENSATION FRAMEWORK

                        DETERMINATION OF BONUS MULTIPLE

                                    [CHART]


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                      EVA INCENTIVE COMPENSATION FRAMEWORK

                                 KEY PARAMETERS

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Target EVA:    the level of EVA that must be achieved in order to generate a
               Bonus Multiple of 1.0. This multiple will yield the target bonus. For each business unit the Target EVA has been set equal to the average of the prior year's target and actual EVA plus an Expected Improvement. For 1994, the initial year of the plan, prior year's target amount in the formula will be the 1993 budgeted EVA.

EVA Interval:  the amount by which EVA must exceed (or fall short of) the target EVA in order to increase (or decrease) the Bonus Multiple by 1.0 (e.g. to go from 1.0 to 2.0).

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                      EVA INCENTIVE COMPENSATION FRAMEWORK

                        DETERMINATION OF BONUS MULTIPLE

                                    [CHART]




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                      EVA INCENTIVE COMPENSATION FRAMEWORK

                       CALCULATION OF EVA BONUS MULTIPLE

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1.   The "steepness" (i.e., the slope of the line) of the award schedule is described by the EVA Interval, which is the amount that EVA must change to increase (or decrease) the Bonus Multiple by 1.0. The EVA Interval has been set at 2% of 1992 ending Capital for all individual groups and for the operating group total.

2. To determine the Bonus Multiple for any level of performance, the difference between actual EVA and the EVA Target divided by the EVA Interval results in a Performance Increment which is added to (or subtracted from) the Target Multiple of 1.0.

3. A fixed EVA Interval based on 2% of 1992 ending Capital is "locked in" for, at a minimum, the 1994 and 1995 fiscal years. The parameter will be reviewed and possibly modified by the Company from time to time thereafter.

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                      EVA INCENTIVE COMPENSATION FRAMEWORK

                            TARGET ADJUSTMENT YEAR 2

                                    [CHART]




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                      EVA INCENTIVE COMPENSATION FRAMEWORK

                             ANNUAL TARGET REVISION

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1.   The approach for establishing each subsequent year's target EVA is to add an expected improvement to the average of this year's actual and this year's target EVA.

2.   Adding an Expected Improvement to the average of the actual and target
     EVA ensures that continuous EVA growth is required to generate outstanding awards. The effect of averaging actual and target is to provide a lingering award for performance which temporarily exceeds target, and a magnified award when performance continually exceeds target.

3. The amount of the Expected Improvement has been set at 1.2% of 1992 ending Capital for all individual groups and the operating group total.

4. The parameters for the EVA Interval and the Expected Improvement -- 2% and 1.2% of 1992 ending Capital, respectively -- are "locked in" for, at a minimum, the 1994 and 1995 fiscal years. The parameters will be reviewed and possibly modified by the Company from time to time thereafter.

5. Transactions which are considered non-operating and do not affect bonus calculations will not be used to calculate future EVA targets.

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                      EVA INCENTIVE COMPENSATION FRAMEWORK

                                 EVA BONUS BANK


                                 AWARD PAYOUTS


                    CURRENT BONUS MULTIPLE                  CURRENT BONUS MULTIPLE                 CURRENT BONUS MULTIPLE
                        LESS THAN 0.0X                 GREATER THAN 0.0X, LESS THAN 1.0X              GREATER THAN 1.0X
                --------------------------------------------------------------------------------------------------------------------
                Payout Bank Balance up to 2.00          Payout Bank Balance up to 2.00         Payout Bank Balance up to 2.00
POSITIVE                      +                                        +                                      +
                1/3 Excess, if any, over 2.00            1/3 Excess, if any, over 2.00          1/3 Excess, if any, over 2.00


BEGINNING
BANK            --------------------------------------------------------------------------------------------------------------------
BALANCE
                                                                                                         Payout 1.00
                                                            Payout Current Multiple                           +
                                                            (therefore no reduction            1/3 Current Multiple above 1.00
NEGATIVE                     Zero                              of negative bank)                       (2/3 into bank)

                --------------------------------------------------------------------------------------------------------------------



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                      EVA INCENTIVE COMPENSATION FRAMEWORK

                                 EVA BONUS BANK

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1.   One objective of the EVA incentive program is to offer the potential of unlimited bonuses, but to ensure that "windfalls" are not rewarded. That is, only sustained EVA growth is fully compensated.

2. Consequently, 2/3 of any EVA awards which exceed a predetermined threshold flow through a "bonus bank" assigned to each participant.

3. The threshold is set at 2.0 times target as long as the beginning bank balance is zero or positive, and is equal to target if the beginning bank balance is negative.

4. If the beginning bank balance is zero or positive, the Current Bonus Multiple is added to the beginning bank balance. From this amount, a maximum of 2.0 plus 1/3 of any excess over 2.0 is paid out. The remaining 2/3 of this excess is held in the bank. Setting the payout threshold at
     2.0 allows for full payout of all but extraordinary awards, and, paying out 1/3 of any excess above 2.00 allows for an unlimited upside potential.

5. When the beginning bank balance is negative, positive awards up to 1.0x target will be paid in full before any amount is credited to the bank. In addition, 1/3 of any excess above target will be paid with the remaining 2/3 added to the bank to reduce the negative balance. No additional payout from the bank will be made even if the ending balance is positive. Setting the threshold equal to target when the bank balance is negative allows for participants to receive target payments even while the negative bank balance is being recovered.
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                      EVA INCENTIVE COMPENSATION FRAMEWORK

                              BONUS BANK EXAMPLES

                               CHANGING THRESHOLD

-------------------------------------------------------------------------
 PAYOUT OF CURRENT AWARD          1993  1994  1995   1996    1997    1998
-------------------------         ----  ----  ----  ------  ------  -----
  Payout Threshold [1]            2.00  2.00  2.00   2.00    1.00    1.00
  Current Bonus Multiple          1.75  2.65  0.80  (1.00)   1.40    1.80
- Payout up to Threshold          1.75  2.00  0.80   0.00    1.00    1.00
- 1/3 of Amount over Threshold    0.00  0.22  0.00   0.00    0.13    0.27
                                  ----  ----  ----  -----    ----    ----
= Payout of Current Award         1.75  2.22  0.80   0.00    1.13    1.27

  Banking of Current Award        0.00  0.43  0.00  (1.00)   0.27    0.53

    PAYOUT FROM BANK
-------------------------

  Beginning Bank Balance          0.00  0.00  0.43   0.00   (1.00)  (0.73)
- Payout from Bank [2]            0.00  0.00  0.43   0.00    0.00    0.00
+ Banking of Current Award        0.00  0.43  0.00  (1.00)   0.27    0.53
                                  ----  ----  ----  -----   -----   -----
= Ending Bank Balance             0.00  0.43  0.00  (1.00)  (0.73)  (0.20)

      TOTAL PAYOUT
-------------------------

  Payout of Current Award         1.75  2.22  0.80   0.00    1.13    1.27
+ Payout from Bank                0.00  0.00  0.43   0.00    0.00    0.00
                                  ----  ----  ----  -----    ----   -----
= Total Payout                    1.75  2.22  1.23   0.00    1.13    1.27
-------------------------------------------------------------------------

[1] Payout threshold is 1.0 if beginning bank balance is negative, otherwise it is 2.0.

[2] Payout from bank is 1/3 of beginning balance unless payout of current award is less than threshold.



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                      EVA INCENTIVE COMPENSATION FRAMEWORK

                             SUMMARY OF PARAMETERS

-----------------------------------------------------------------------------------------------
1. EVA Interval                   2% of 1992 Ending Capital

2. Expected Improvement           1.2% of 1992 Ending Capital

                        prior yr. Actual EVA + prior yr. target EVA
                        -------------------------------------------

3. Next Year's Target =                  2                             +Expected Improvement

4.  Bonus Bank:
                        -If beg. bank balance > 0.0x -- Threshold = 2.0x
                        -If beg. bank balance < 0.0x -- Threshold = 1.0x
                        -Bank Payout Ratio =33% (excess over threshold)
-----------------------------------------------------------------------------------------------



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                            LONG-TERM INCENTIVE PLAN
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                            LONG-TERM INCENTIVE PLAN

                                GENERIC EXAMPLE

-----------------------------------------------------------------------------------------------------------
Base Salary                                    Year 1             Year 2            Year 3        Total
                                               ------             ------            ------        -----
x Target Bonus %                               $150,000           $160,000          $170,000      $480,000
----------------
= Long Term Target                                   45%                45%               45%
                                               --------          ---------          --------
                                                $67,500            $72,000           $76,500      $216,000

x Total Company Multiple - S/T Plan                1.65              -0.25              3.35
------------------------------                 --------       ------------          --------
= Long Term Award (Deficit)                    $111,375           ($18,000)         $256,275      $349,650


Beginning Bank Balance                               $0           $111,375           $93,375
+ Long-Term Award (Deficit)                    $111,375           ($18,000)         $256,275
---------------------------                    --------           ---------         --------
Available Balance                              $111,375            $93,375          $349,650

Amount Deferred to Year 4 [1]                                                       $103,275
-----------------------------                                                       --------
= Available Balance                            $111,375            $93,375          $246,375
Year 3 Bank Payout                                   $0                 $0          $246,375
Ending Bank Balance                            $111,375            $93,375          $103,275
-----------------------------------------------------------------------------------------------------------


---------------
[1] If Year 3 Total Operating Group S/T Multiple is greater than 2.00, the excess above 2.0 is deferred to Year 4 and paid out at the end of Year 4 if Year 4 EVA exceeds Year 3 EVA; otherwise it is reduced on a pro-rata basis.



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                  DESCRIPTION OF THE LONG-TERM INCENTIVE PLAN


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AWARD CALCULATION
-----------------

1. Long-term incentive awards will be based solely on Total Operating Group EVA from 1994 to 1996.

2. The long-term target award will be equal to a percent of base salary.

3. Targets for 1994-1996 will be identical to those for the Annual EVA Compensation Plan.

4. The award multiple for each year, the amount going into each participant's bonus bank, will be identical to the Total Operating Group multiple calculated for the Annual EVA Compensation Plan.


LONG-TERM AWARD PAYOUT
----------------------

1. The entire award for 1994-1996 will be credited to the participant's bonus bank.

2. There will be no payment of awards in 1994-1995.

3. At the end of 1996, the entire amount accumulated in the bonus bank will be paid in cash to the participants, except under conditions as described on page 4.
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                  DESCRIPTION OF THE LONG-TERM INCENTIVE PLAN

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1996 DEFERRAL
-------------

1. If in the terminal year of the long-term plan, 1996, the award multiple is greater than two times the target bonus, the amount in excess of two for 1996 will be deferred for one year.

2. The balance deferred will be paid in full at the end of 1997 provided that the Total Operating Group EVA in 1997 is equal to or greater than the Total Operating Group EVA in 1996 (i.e., there is no EVA decline).

3. If EVA in 1997 declines by an amount equal to (or in excess of) the Total Operating Group EVA Interval the entire deferred balance will be forfeited.

4. The deferred balance will be paid pro rata if 1997 EVA falls by less than the Total Operating Group EVA Interval (see example).

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